Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment") is entered into as of February 7, 2024 by and among REV GROUP, INC., a Delaware corporation ("Borrower"), the Lenders party hereto (the "Lenders") and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, "Administrative Agent").

W I T N E S S E T H:

WHEREAS, Borrower, the other Loan Parties party thereto, the Lenders party thereto and Administrative Agent are parties to that certain Credit Agreement dated as of April 13, 2021 (as amended, restated, supplemented or otherwise modified to date and from time to time, including hereby, the "Credit Agreement"; capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement);

WHEREAS, Borrower has requested that Lenders agree to amend the Credit Agreement in certain respects; and

WHEREAS, subject to the terms and conditions of this Amendment, the Lenders have agreed to amend the Credit Agreement as specified herein.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, and in reliance on the representations and warranties set forth in Section 5 below, the Credit Agreement is hereby amended as follows:

(a)     The definition of "Fixed Charges" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

"Fixed Charges" means, for any period, without duplication, cash Interest Expense (excluding fees paid on the Effective Date), plus scheduled principal payments (excluding (x) payments of Revolving Loans and (y) payments at maturity to purchase applicable Inventory with respect to Indebtedness permitted by Section 6.01(i) or payments made with Refinancing Indebtedness permitted under Section 6.01(f)) on Indebtedness actually made, plus the Fixed Asset Amortization Amount, plus Restricted Payments paid in cash pursuant to Section 6.08(a)(iv) (excluding the February 2024 Special Dividend), plus Capital Lease Obligation payments, all calculated for the Borrower and its Restricted Subsidiaries on a consolidated basis in accordance with GAAP.

(b)     Section 1.01 of the Credit Agreement is hereby amended to add the following definition thereto in the appropriate alphabetical order:

"February 2024 Special Dividend" means the special cash dividend on Equity Interests of the Borrower equal to $3.00 per share of common stock, announced by the Borrower on January 29, 2024, payable on or about February 16, 2024, which will be in an aggregate amount not to exceed $180,000,000.

2.     Continuing Effect. Except as expressly set forth in Section 1 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

3.    Reaffirmation and Confirmation; Agreement. Each Loan Party hereby ratifies, affirms, acknowledges and agrees that this Amendment, the Credit Agreement, as modified hereby, and the other Loan Documents represent the valid, enforceable and collectible obligations of each Loan Party, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally, and further acknowledges, as of the date hereof, that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party in all respects.

4.     Conditions to Effectiveness. The effectiveness of Section 1 of this Amendment is subject to the following conditions precedent:

(a)     Administrative Agent shall have received a copy of this Amendment executed by Borrower, each of the other Loan Parties, Administrative Agent and Lenders constituting the Required Lenders;

(b)     immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and

(c)     Administrative Agent shall have received a consent fee for the account of each Lender that has returned an executed signature page to this Amendment at or prior to 12:00 (noon), Chicago time, on February 7, 2024, equal to $2,500 for each such consenting Lender.

5.    Representations and Warranties. To induce Administrative Agent and the Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Administrative Agent and the Lenders that:

(a)     the execution, delivery and performance of this Amendment has been duly authorized by all requisite action on the part of such Loan Party and this Amendment has been duly executed and delivered by such Loan Party;

(b)     immediately before and after giving effect to this Amendment, each of the representations and warranties of the Loan Parties set forth in the Credit Agreement, Security Agreement and each of the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date hereof (except to the extent they relate to an earlier date, in which case they shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date); and

(c)     immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

6.    Cost and Expenses. Borrower agrees to pay all reasonable out-of-pocket expenses incurred by Administrative Agent in connection with the preparation, negotiation, execution, delivery and administration of the Credit Agreement and each other Loan Document, including without limitation this Amendment, and all other instruments or documents provided for therein or herein or delivered or to be delivered hereunder or thereunder in connection herewith or therewith, in each case to the extent required by Section 9.03 of the Credit Agreement.

7.    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

8.    References. This Amendment is a Loan Document. Any reference to the Credit Agreement contained in any Loan Document or any other document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

9.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Delivery by telecopy or electronic portable document format (i.e., "pdf") transmission of executed signature pages hereof from one party hereto to another party hereto shall be deemed to constitute due execution and delivery by such party.

10.    Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or any of the other Loan Documents. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

11.    Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

BORROWER:

REV GROUP, INC.

By:	/s/ Mark A. Skonieczny
Name:	Mark A. Skonieczny
Title:	Chief Executive Officer

Signature Page to Amendment No. 2 to Credit Agreement

GUARANTORS:

AVERY TRANSPORT, INC.
CAPACITY OF TEXAS, INC.
COLLINS I HOLDING CORP.
COLLINS INDUSTRIES, INC.
DETROIT TRUCK MANUFACTURING, LLC
ELDORADO NATIONAL (CALIFORNIA), INC.
E-ONE, INC.
FERRARA FIRE APPARATUS, INC.
FERRARA FIRE APPARATUS HOLDING COMPANY, INC.
FFA ACQUISITION COMPANY, INC.
FFA HOLDCO, INC.
GOLDSHIELD FIBERGLASS, INC.
HALCORE GROUP, INC.
HORTON ENTERPRISES, INC.
KME HOLDINGS, LLC
KME RE HOLDINGS, LLC
KOVATCH MOBILE EQUIPMENT CORP.
LANCE CAMPER MFG. CORP.
MOBILE PRODUCTS, INC.
REV AMBULANCE GROUP ORLANDO, INC.
REV FINANCIAL SERVICES LLC
REV PARTS, LLC
REV RECREATION GROUP FUNDING, INC.
REV RECREATION GROUP, INC.
REV RENEGADE LLC
REV RENEGADE HOLDINGS CORP.
REV RTC, INC.
SPARTAN FIRE, LLC
SMEAL HOLDING, LLC
SMEAL SFA, LLC
SMEAL LTC, LLC

By:	/s/ Mark A. Skonieczny
Name:	Mark A. Skonieczny
Title:	Chief Executive Officer

Signature Page to Amendment No. 2 to Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ John Morrone
Name:	John Morrone
Title:	Authorized Officer

Signature Page to Amendment No. 2 to Credit Agreement

BMO BANK N.A., f/k/a BMO Harris Bank, N.A.
as Joint Arranger, Joint Bookrunner, Co-Collateral Agent, Issuing Bank and a Lender

By:	/s/ Jared Price
Name:	Jared Price
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Joint Arranger, Joint Bookrunner, Syndication Agent and a Lender

By:	/s/ Thomas P. Chides
Name:	Thomas P. Chides
Title:	Vice President

Signature Page to Amendment No. 2 to Credit Agreement

CIBC BANK USA,
as Co-Documentation Agent and a Lender

By:	/s/ Peter B. Campbell
Name:	Peter B. Campbell
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Robert Kowalewski
Name:	Robert Kowalewski
Title:	Executive Director

Signature Page to Amendment No. 2 to Credit Agreement

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Kenneth Wales
Name:	Kenneth Wales
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement

WEBSTER BUSINESS CREDIT, a division of Webster Bank, N.A., as a Lender

By:	/s/ Gordon Massave
Name:	Gordon Massave
Title:	Managing Director

Signature Page to Amendment No. 2 to Credit Agreement

FLAGSTAR BANK, N.A.,
as a Lender

By:	/s/ James DeSantis
Name:	James DeSantis
Title:	Vice President – Portfolio Manager

Signature Page to Amendment No. 2 to Credit Agreement